Exhibit 10.4

                                 AMENDMENT No. 1
                            TO THE AGREEMENT FOR THE
                           PURCHASE AND SALE OF SHARES

     AMENDMENT No.1 made this 21st day of September 2000 between AIL Alpha Corporation Ltd., a company established under the laws of the Isle of Man, with its legal address at Prospect Chambers, Prospect Hill, Douglas, Isle of Man (hereinafter "Alpha"), represented by Murat Beisenbekovich Safinov, acting pursuant to authority granted in accordance with a power of attorney dated March 28, 2000; Transmeridian Exploration Inc., a company established under the laws of the British Virgin Islands with its principal offices located at 85 Chester Square, London, England (hereinafter the "Purchaser"), represented by Nurjan Sarsekenovich Kurmanov, acting pursuant to a Power of Attorney dated September 21, 2000; and OJSC Caspi Neft (hereinafter "Caspi Neft"), an open joint stock company established under the laws of the Republic of Kazakhstan, represented by Murat Beisenbekovich Safinov, acting pursuant to a power of attorney No. 2 dated November 10, 1999. (Alpha and Caspi Neft are hereinafter referred to together as the "Sellers," and Purchaser and the Sellers are from time to time hereinafter referred to individually as a "Party" and collectively as the "Parties".)

     RECITALS

     WHEREAS, Sellers and Purchaser entered into the Agreement for the Purchase and Sale of Shares dated March 24, 2000 (the "Sale and Purchase Agreement"), in accordance with which Sellers agreed to sell, and Purchaser agreed to purchase the Shares of the subsidiary of Caspi Neft, "OJSC Caspi Neft TME";

     WHEREAS, in accordance with Section II (E) of the Sale and Purchase Agreement Purchaser's payment of the Final Installment and Caspi Neft's delivery of the Shares and transfer to Purchaser should take place on the Closing Date;

     WHEREAS, on the Closing Date (June 22, 2000) Caspi Neft transferred the Shares to Purchaser, but the Purchaser's obligation for payment of the Final Installment was not yet fulfilled;

     WHEREAS, Purchaser intends to extend the payment of the Final Installment until November 15, 2000 and Sellers agree to such extension; and

     WHEREAS, the Parties, although intending to effectuate the purposes of the Sale and Purchase Agreement also wish to amend the Sale and Purchase Agreement in light of the foregoing developments.

     NOW, THEREFORE, the Parties agree as follows:

I. The capitalized terms and expressions used in this Amendment No. 1 shall have the meanings ascribed to them as set forth in the Sale and Purchase Agreement.

II. Purchaser shall be obliged to effect payment of the Final Installment to Alpha and Caspi Neft pursuant to the procedure established in Section 11
     (G)(2) of the Sale


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     and Purchase Agreement on or before November 15, 2000. Purchaser also shall be obliged to effect payment of additional Five Hundred Thousand U.S. Dollars (US$500,000.00) on October 2, 2000 as compensation for the extension of the Final Installment, In the event payment of the Final Installment is not made pursuant to the terms of this Amendment No. 1, Purchaser shall convey ownership of the Shares to Alpha within ten (10) days after November 15, 2000.

III. This Amendment No.1 is an integral part of the Sale and Purchase Agreement. Except as expressly amended by the terms of this Amendment No.1, all terms and conditions of the Sale and Purchase Agreement shall remain in full force and effect. This Amendment No.1 may be amended only by an instrument in writing signed by all of the Parties.

IV. This Amendment No.1 has been executed simultaneously in four (4) counterparts, two (2) in Russian and two (2) in English, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The English and Russian versions of the Amendment No.1 shall have equal force.

IN WITNESS WHEREOF, the Parties have executed this Amendment No.1 on the date first above written.

For Transmeridian Exploration Inc.

By: /S/ Nurjan Sarsekonovich Kurmanov
-------------------------------------
Name: Nurjan Sarsekonovich Kurmanov
Title: Authorized representative

For AIL Alpha Corporation Ltd.

By: /S/ Murat Beisenbekovich Safinov
-------------------------------------
Name: Murat Beisenbekovich Safinov
Title:  Authorized representative

For OJSC Caspi Neft.

By: /S/ Murat Beisenbekovich Safinov
-------------------------------------
Name: Murat Beisenbekovich Safinov
Title:  Authorized representative


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